UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 30, 2017

Janus Capital Group Inc.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-15253	43-1804048
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 DETROIT STREET

DENVER, COLORADO 80206

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code

(303) 691-3905

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement

Fourth Supplemental Indenture

On May 30, 2017, Janus Capital Group Inc., a Delaware corporation (“JCG”), Henderson Group plc (which has been renamed as Janus Henderson Group plc, a company incorporated in Jersey (“Janus Henderson”)) and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”) entered into the Fourth Supplemental Indenture (the “Fourth Supplemental Indenture”) to the Indenture, dated as of November 6, 2001 (the “Base Indenture”), between JCG (formerly known as Stilwell Financial Inc.) and the Trustee (as successor to The Chase Manhattan Bank), as amended and supplemented by the Third Supplemental Indenture (the “Third Supplemental Indenture,” and together with the Base Indenture and the Fourth Supplemental Indenture the “JCG Convertible Notes Indenture”), dated as of June 19, 2013, providing for the issuance of JCG’s 0.75% Convertible Senior Notes due 2018 (the “JCG Convertible Notes”). The Fourth Supplemental Indenture became effective upon closing of the Merger (as defined herein).

Pursuant to the terms of the Fourth Supplemental Indenture, Janus Henderson provided a full and unconditional guarantee (the “JCG Convertible Notes Guarantee”) of the obligations of JCG under the JCG Convertible Notes Indenture and the JCG Convertible Notes. In addition, the Fourth Supplemental Indenture provides that the right to convert each $1,000 principal amount of JCG Convertible Notes is changed into a right to convert such principal amount of JCG Convertible Notes into the kind and amount of shares of stock that a holder of a number of shares of JCG common stock equal to the conversion rate immediately prior to the effective time of the Merger would have been entitled to receive in the Merger.

The JCG Convertible Notes pay interest semiannually at a rate of 0.75% per annum on January 15 and July 15 of each year. Upon closing of the Merger the JCG Convertible Notes are convertible, under certain circumstances, into cash, Janus Henderson Ordinary Shares (as defined herein), or a combination of cash and Janus Henderson Ordinary Shares, at JCG’s election, at a conversion rate of 44.4712 Janus Ordinary Shares per $1,000 principal amount of JCG Convertible Notes, which is equivalent to an initial conversion price of approximately $22.49 per Janus Henderson Ordinary Share, subject to adjustment in certain circumstances including the occurrence of a Fundamental Change (as defined in the Third Supplemental Indenture). The JCG Convertible Notes will mature on July 15, 2018, unless earlier converted or repurchased.  The JCG Convertible Notes are not redeemable prior to maturity.  JCG is required to offer to repurchase the JCG Convertible Notes following a Fundamental Change at a price equal to 100% of the principal amount of the JCG Convertible Notes to be purchased, plus accrued and unpaid interest, if any, to, but excluding, the Fundamental Change Purchase Date (as defined in the Third Supplemental Indenture).

The foregoing description of (a) the Base Indenture does not purport to be complete and is qualified in its entirety by reference to such document, which was filed as Exhibit 4.1 to JCG’s Current Report on Form 8-K, dated November 6, 2001 and is incorporated by reference into this Item 1.01, (b) the Third Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to such document, which was filed as Exhibit 4.5.4 to Janus Capital Group Inc.’s Annual Report on Form 10-K for the year ended December 31, 2013 and is incorporated by reference into this Item 1.01 and (c) the Fourth Supplemental Indenture and the form of the JCG Convertible Notes are qualified in their entirety by reference to such documents, copies of which are filed herewith as Exhibit 4.3 and Exhibit 4.6, respectively hereto and are incorporated into this Item 1.01 by reference.

Fifth Supplemental Indenture

On May 30, 2017, Janus Henderson, JCG and the Trustee entered into the Fifth Supplemental Indenture (the “Fifth Supplemental Indenture”) to the Base Indenture, as amended and supplemented by the Officers’ Certificate (the “Officers’ Certificate,” and together with the Base Indenture and the Fifth Supplemental Indenture the “JCG 2025 Notes Indenture”), dated as of July 31, 2015, providing for the issuance of JCG’s 4.875% Notes due 2025 (the “JCG 2025 Notes”). The Fifth Supplemental Indenture became effective upon closing of the Merger. Pursuant to the terms of the Fifth Supplemental Indenture, Janus Henderson provided a full and unconditional guarantee (the “JCG 2025 Notes Guarantee”) of the obligations of JCG under the JCG 2025 Notes Indenture and the JCG 2025 Notes.

Interest on the JCG 2025 Notes is payable semi-annually, in arrears, on February 1 and August 1 of each year. The JCG 2025 Notes will mature on August 1, 2025. If JCG experiences a change of control (as defined in the Officers’ Certificate) and in connection therewith the JCG 2025 Notes become rated below investment grade by S&P and Moody’s, JCG must offer to repurchase all JCG 2025 Notes at a price equal to 101% of the principal amount plus accrued and unpaid interest thereon, if any, to the repurchase date.

The JCG 2025 Notes may be redeemed prior to May 1, 2025 (three months prior to the maturity date of the JCG 2025 Notes) at JCG’s option in whole or in part at any time or from time to time at the greater of (i) 100% of the principal amount and (ii) a “make-whole” redemption price. In addition, the JCG 2025 Notes may be redeemed on or after May 1, 2025 at JCG’s option in whole or in part at any time or from time to time at 100% of the principal amount of the JCG 2025 Notes being redeemed. In the case of any such redemption, JCG will also pay accrued and unpaid interest thereon, if any, to the redemption date.

The foregoing description of (a) the Base Indenture does not purport to be complete and is qualified in its entirety by reference to such document, which was filed as Exhibit 4.1 to JCG’s Current Report on Form 8-K, dated November 6, 2001 and is incorporated by reference into this Item 1.01 and (b) the Officers’ Certificate, the Fifth Supplemental Indenture and the form of the JCG 2025 Notes do not purport to be complete and are qualified in their entirety by reference to such documents, copies of which are filed herewith as Exhibit 4.4, Exhibit 4.5 and Exhibit 4.7, respectively hereto and are incorporated into this Item 1.01 by reference.

Item 1.02  Termination of a Material Definitive Agreement

On May 30, 2017, in connection with the Merger, JCG terminated all commitments under the $200 million Five-Year Unsecured Revolving Credit Facility Agreement (the “Credit Facility”), dated as of November 25, 2013, among JCG, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and Wells Fargo Bank, National Association as syndication agent.  There were no borrowings under the Credit Facility as of the termination of such commitments.

The foregoing description of the Credit Facility does not purport to be complete and is qualified in its entirety by reference to such document, which was filed as Exhibit 10.2 of the JCG’s Annual Report on Form 10-K for the year ended December 31, 2013 and is incorporated by reference into this Item 1.02.

Item 2.01  Completion of Acquisition or Disposition of Assets.

On May 30, 2017, pursuant to that certain Agreement and Plan of Merger, dated as of October 3, 2016 (the “Merger Agreement”), by and among JCG, Janus Henderson, and Horizon Orbit Corp., a Delaware corporation and direct wholly-owned subsidiary of Janus Henderson (“Merger Sub”), JCG and Janus Henderson completed the merger-of-equals whereby the Merger Sub merged with and into JCG, with JCG surviving the merger as a direct wholly-owned subsidiary of Janus Henderson (the “Merger”).

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of JCG issued and outstanding immediately prior to the completion of the Merger was automatically converted into the right to receive 0.47190 (the “Exchange Ratio”) fully paid up Janus Henderson ordinary shares, par value $1.50 per share, together with cash in lieu of fractional Janus Henderson ordinary shares (the “Merger Consideration”).

Pursuant to the Merger Agreement, at the Effective Time, each JCG restricted stock award that was outstanding immediately prior to the Effective Time became converted into a number of restricted shares of Janus Henderson multiplied by the Exchange Ratio.

The foregoing references to the Merger and the Merger Agreement do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 of the JCG’s Current Report on Form 8-K filed on October 3, 2016 and is incorporated by reference into this Item 2.01.

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the transactions contemplated by the Merger Agreement, JCG is no longer listed on the New York Stock Exchange (the “NYSE”). On May 19, 2017, JCG notified the NYSE of the target closing date of May 30, 2017. On May 30, 2017, JCG requested that the NYSE delist the common stock of JCG, par value $0.01, from the NYSE and file a notification of removal from listing on Form 25 with the Securities and Exchange Commission (the “SEC”).  The NYSE delisted the common stock of JCG from the NYSE and filed a notification of removal from listing on Form 25 with the SEC.

Additionally, JCG intends to file with the SEC certifications on Form 15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requesting the deregistration of the common stock of JCG under Section 12(g) of the Exchange Act and the suspension of JCG’s reporting obligations under Section 15(d) of the Exchange Act as promptly as practicable. The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03  Material Modification to Rights of Security Holders.

The information set forth under Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Pursuant to the Merger Agreement and in connection with the consummation of the Merger, each outstanding share of common stock of JCG was converted into the right to receive the Merger Consideration.

Item 5.01  Changes in Control of Registrant.

On May 30, 2017, Merger Sub was merged with and into JCG pursuant to the Merger Agreement, with JCG as the surviving entity.

The information set forth under Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Upon completion of the Merger, each of the directors of JCG, other than Richard M. Weil, immediately prior to the Effective Time (Jeffrey J. Diermeier, Eugene Flood Jr., J. Richard Fredericks, Deborah R. Gatzek, Lawrence E. Kochard, Arnold A. Pinkston, Glenn S. Schafer, Billie L. Williamson and Tatsusaburo Yamamoto) are no longer directors of JCG.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, the certificate of incorporation of JCG, as in effect immediately prior to the Merger, was amended and restated to be in the form of the certificate of incorporation attached as Exhibit 3.1, which is incorporated herein by reference.

At the Effective Time, the bylaws of JCG were amended and restated to be in the form of the bylaws attached as Exhibit 3.2, which is incorporated herein by reference.

The information regarding the Merger and the Merger Agreement set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of October 3, by and among Henderson Group plc, Horizon Orbit Corp., and Janus Capital Group Inc. (incorporated herein by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Janus Capital Group Inc. on October 3, 2016).

3.1	Amended and Restated Certificate of Incorporation of Janus Capital Group Inc.

3.2	Amended and Restated Bylaws of Janus Capital Group Inc.

4.1

Indenture dated as of November 6, 2001 (the “Base Indenture”), between Janus Capital Group Inc. and The Bank of New York Trust Company N.A. (as successor to The Chase Manhattan Bank), ( incorporated by reference from Exhibit 4.1 to Janus Capital Group Inc.’s Current Report on Form 8-K, dated November 6, 2001) (File No. 001-15253)

4.2

Third Supplemental Indenture to the Base Indenture, dated June 19, 2013, between Janus Capital Group Inc. and The Bank of New York Mellon Trust Company N.A., (incorporated by reference from Exhibit 4.5.4 to Janus Capital Group Inc.’s Annual Report on Form 10-K for the year ended December 31, 2013) (File No. 001-15253)

4.3	Fourth Supplemental Indenture to the Base Indenture, dated as of May 30, 2017, among Janus Capital Group Inc., Henderson Group plc and The Bank of New York Mellon Trust Company N.A.

4.4

Officers’ Certificate pursuant to the Base Indenture establishing the terms of the Janus Convertible Notes (incorporated by reference from Exhibit 4.10.1 to Janus Capital Group Inc.’s Annual Report on Form 10-K for the year ended December 31, 2013) (File No. 001-15253)

4.5	Fifth Supplemental Indenture to the Base Indenture, dated as of May 30, 2017, among Janus Capital Group Inc., Henderson Group plc and The Bank of New York Mellon Trust Company N.A.

4.6	Form of Janus Convertible Notes (incorporated by reference from Exhibit 4.10.1 to Janus Capital Group Inc.’s Annual Report on Form 10-K for the year ended December 31, 2013) (File No. 001-15253)

4.7	Form of Global Notes for the Janus 2025 Notes (incorporated by reference from Exhibit 4.2 to Janus Capital Group Inc.’s Current Report on Form 8-K, dated July 31, 2015) (File No. 001-15253)

10.1

$200 million Five-Year Unsecured Revolving Credit Facility Agreement, dated as of November 25, 2013, among Janus Capital Group Inc., the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and Wells Fargo Bank, National Association as syndication agent (incorporated by reference from Exhibit 10.2 to Janus Capital Group Inc.’s Annual Report on Form 10-K for the year ended December 31, 2013 (File No. 001-15253))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

JANUS CAPITAL GROUP INC.

Date: May 30, 2017	By:
Name:
Title:

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of October 3, by and among Henderson Group plc, Horizon Orbit Corp., and Janus Capital Group Inc. (incorporated herein by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Janus Capital Group Inc. on October 3, 2016).

3.1	Amended and Restated Certificate of Incorporation of Janus Capital Group Inc.

3.2	Amended and Restated Bylaws of Janus Capital Group Inc.

4.1

Indenture dated as of November 6, 2001 (the “Base Indenture”), between Janus Capital Group Inc. and The Bank of New York Trust Company N.A. (as successor to The Chase Manhattan Bank), ( incorporated by reference from Exhibit 4.1 to Janus Capital Group Inc.’s Current Report on Form 8-K, dated November 6, 2001) (File No. 001-15253)

4.2

Third Supplemental Indenture to the Base Indenture, dated June 19, 2013, between Janus Capital Group Inc. and The Bank of New York Mellon Trust Company N.A., (incorporated by reference from Exhibit 4.5.4 to Janus Capital Group Inc.’s Annual Report on Form 10-K for the year ended December 31, 2013) (File No. 001-15253)

4.3	Fourth Supplemental Indenture to the Base Indenture, dated as of May 30, 2017, among Janus Capital Group Inc., Henderson Group plc and The Bank of New York Mellon Trust Company N.A.

4.4

Officers’ Certificate pursuant to the Base Indenture establishing the terms of the Janus Convertible Notes (incorporated by reference from Exhibit 4.10.1 to Janus Capital Group Inc.’s Annual Report on Form 10-K for the year ended December 31, 2013) (File No. 001-15253)

4.5	Fifth Supplemental Indenture to the Base Indenture, dated as of May 30, 2017, among Janus Capital Group Inc., Henderson Group plc and The Bank of New York Mellon Trust Company N.A.

4.6	Form of Janus Convertible Notes (incorporated by reference from Exhibit 4.10.1 to Janus Capital Group Inc.’s Annual Report on Form 10-K for the year ended December 31, 2013) (File No. 001-15253)

4.7	Form of Global Notes for the Janus 2025 Notes (incorporated by reference from Exhibit 4.2 to Janus Capital Group Inc.’s Current Report on Form 8-K, dated July 31, 2015) (File No. 001-15253)

10.1

$200 million Five-Year Unsecured Revolving Credit Facility Agreement, dated as of November 25, 2013, among Janus Capital Group Inc., the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and Wells Fargo Bank, National Association as syndication agent (incorporated by reference from Exhibit 10.2 to Janus Capital Group Inc.’s Annual Report on Form 10-K for the year ended December 31, 2013 (File No. 001-15253))